UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 6, 2022

CENTERPOINT ENERGY, INC.
(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC
(Exact name of registrant as specified in its charter)

Texas	1-3187	22-3865106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

CENTERPOINT ENERGY RESOURCES CORP.
(Exact name of registrant as specified in its charter)

Delaware	1-13265	76-0511406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	The New York Stock Exchange Chicago Stock Exchange, Inc.
6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
6.625% Senior Notes due 2037	n/a	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging Growth Company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
The information included in Item 2.03 related to the entry into credit facilities is incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Material Definitive Agreement.
The information included in Item 2.03 related to the replacement of three credit facilities is incorporated by reference into this Item 1.02.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 6, 2022, (i) CenterPoint Energy, Inc. (the “Company”) and its wholly owned subsidiaries, CenterPoint Energy Houston Electric, LLC (“Houston Electric”) and CenterPoint Energy Resources Corp. (“CERC”), replaced their existing revolving credit facilities with three revolving credit facilities totaling $3.75 billion in aggregate commitments, and (ii) Southern Indiana Gas and Electric Company, a wholly owned subsidiary of the Company (“SIGECO”), entered into a new revolving credit facility collectively totaling an additional $250 million in aggregate commitments. The aggregate amount of commitments among the four credit facilities total $4.0 billion. There were no termination penalties incurred by any of the Company, Houston Electric, or CERC in connection with the termination of the previous facilities.
CenterPoint Energy, Inc. Credit Facility
. The Company replaced its existing $2.4 billion unsecured revolving credit facility that was previously entered into on February 4, 2021 with a new $2.4 billion five-year senior unsecured revolving credit facility. The facility includes commitments of $100 million for swingline loans and a subfacility of up to $100 million for standby letters of credit (of which $75 million has been committed as of the execution of the credit facility). Any usage of swingline loans or standby letters of credit will reduce availability under the credit facility on a dollar-for-dollar
basis until repaid by the Company. Borrowings under the facility (other than swingline loans) bear interest, at the Company’s option, at a rate equal to either (i) Term SOFR (as defined in the credit facility, which includes an adjustment of 0.10% per annum) plus a specified margin (which is currently 150 basis points) based on the Company’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 50 basis points) based on the Company’s current credit ratings (the “Company ABR”). Swingline loans bear interest at the Company ABR. The Company may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an aggregate amount not to exceed $3.0 billion, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that requires the Company not to exceed a ratio of debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%. The credit facility provides a temporary increase of the permitted ratio under this covenant to 70% if the Company or its subsidiaries experiences certain damages from a natural disaster in its service territory and the Company certifies to the administrative agent that the system restoration costs incurred by the Company and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which the Company or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date the Company delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation by the Company of such certification.
CenterPoint Energy Houston Electric, LLC Credit Facility
. Houston Electric replaced its existing $300 million unsecured revolving credit facility that was previously entered into on February 4, 2021 with a new $300 million five-year senior unsecured revolving credit facility. The facility includes commitments of $30 million for swingline loans and a subfacility of up to $40 million for standby letters of credit (of which $30 million has been committed as of the execution of the credit facility). Any usage of swingline loans or standby letters of credit will reduce availability under the credit facility on a dollar-for-dollar
basis until repaid by Houston Electric. Borrowings under the facility (other than swingline loans) bear interest, at Houston Electric’s option, at a rate equal to either (i) Term SOFR (as defined in the credit facility, which includes an adjustment of 0.10% per annum) plus a specified margin (which is currently 125 basis points) based on Houston Electric’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility) plus a specified margin (which is currently 25 basis points) based on Houston Electric’s current credit ratings (the “Houston Electric ABR Rate”). Swingline loans bear interest, at Houston Electric’s option, at a rate equal to either (i) SOFR Market Index Rate (as defined in the credit facility) plus a specified margin (which is currently 125 basis points) based on Houston Electric’s current credit ratings or (ii) the Houston Electric ABR Rate. Houston Electric may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an aggregate amount not to exceed $450 million, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that requires Houston Electric not to exceed a ratio of consolidated debt (excluding, among other things, transition and system restoration bonds) to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 67.5%. The credit facility provides a temporary increase of the permitted ratio under this covenant to 70% if Houston Electric or its subsidiaries experiences certain damages from a natural disaster in its service territory and Houston Electric certifies to the administrative agent that the system restoration costs incurred by Houston Electric and its subsidiaries in connection with that natural disaster are reasonably likely to exceed $100 million in a consecutive twelve-month period, all or part of which Houston Electric or one of its subsidiaries intend to seek to recover through securitization financing. Such temporary increase in the financial ratio covenant would be in effect from the date Houston Electric delivers its certification until the earliest to occur of (i) the completion of the securitization financing, (ii) the first anniversary of such certification or (iii) the revocation by Houston Electric of such certification.
CenterPoint Energy Resources Corp. Credit Facility
. CERC replaced its existing $900 million senior unsecured revolving credit facility that was previously entered into on February 4, 2021 with a new $1.05 billion five-year senior unsecured revolving credit facility. The facility includes commitments of $75 million for swingline loans and a subfacility of up to $100 million for standby letters of credit (of which $75 million has been committed as of the execution of the credit facility). Any usage of swingline loans or standby letters of credit will reduce availability under the credit facility on a dollar-for-dollar
basis until repaid by CERC. Borrowings under the facility (other than swingline loans) bear interest, at CERC’s option, at a rate equal to either (i) Term SOFR (as defined in the credit facility, which includes an adjustment of 0.10% per annum) plus a specified margin (which is currently 112.5 basis points) based on CERC’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 12.5 basis points) based on CERC’s current credit ratings (the “CERC ABR Rate”). Swingline loans bear interest, at CERC’s option, at a rate equal to either (i) SOFR Market Index Rate (as defined in the credit facility) plus a specified margin (which is currently 112.5 basis points) based on CERC’s current credit ratings or (ii) the CERC ABR Rate. CERC may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an aggregate amount not to exceed $1.55 billion, subject to certain terms and conditions. The facility contains certain covenants, including a covenant that that requires CERC not to exceed a ratio of consolidated debt to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%.
Southern Indiana Gas and Electric Company Credit Facility
. SIGECO entered into a new $250 million five-year senior unsecured revolving credit facility. The facility includes commitments of $25 million for swingline loans and a subfacility of up to $40 million for standby letters of credit (of which $30 million has been committed as of the execution of the credit facility). Any usage of swingline loans or standby letters of credit will reduce availability under the credit facility on a dollar-for-dollar
basis until repaid by SIGECO. Borrowings under the facility (other than swingline loans) bear interest, at SIGECO’s option, at a rate equal to either (i) Term SOFR (as defined in the credit facility, which includes an adjustment of 0.10% per annum) plus a specified margin (which is currently 112.5 basis points) based on SIGECO’s current credit ratings or (ii) the Alternate Base Rate (as defined in the credit facility), plus a specified margin (which is currently 12.5 basis points) based on SIGECO’s current credit ratings (the “SIGECO ABR Rate”). Swingline loans bear interest, at SIGECO’s option, at a rate equal to either (i) SOFR Market Index Rate (as defined in the credit facility) plus a specified margin (which is currently 112.5 basis points) based on SIGECO’s current credit ratings or (ii) the SIGECO ABR Rate. SIGECO may (i) extend, on up to two occasions, the scheduled maturity thereof for successive one-year
periods, subject to, among other terms and conditions, the consent of the banks thereunder holding greater than 50% of the commitments then outstanding and (ii) request increases in the aggregate commitments thereunder to an amount not to exceed $350 million, subject to certain terms and conditions.

The facility contains certain covenants, including a covenant that that requires SIGECO not to exceed a ratio of consolidated debt to consolidated capitalization (excluding, among other things, non-cash
reductions to net income) of 65%.
General
. Borrowings under each of the committed facilities are subject to customary terms and conditions. However, there is no requirement that the Company, Houston Electric, CERC or SIGECO make representations prior to borrowings as to the absence of material adverse changes or litigation that could be expected to have a material adverse effect. Borrowings under each of the credit facilities are subject to acceleration upon the occurrence of events of default that the Company, Houston Electric, CERC and SIGECO consider customary. The facilities also provide for customary fees, including commitment fees, administrative agent fees, fees in respect of letters of credit and other fees. Under each credit facility, the applicable margins over Term SOFR and the Alternate Base Rate and the commitment fee fluctuate based on the applicable borrower’s senior unsecured long-term debt rating or its equivalent (or if such rating is discontinued or unavailable, corporate credit rating) at the time of borrowing.
The global coordinators for the four facilities are JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., and Wells Fargo Securities, LLC, who, together with BofA Securities, Inc., Citibank, N.A., MUFG Bank, Ltd., RBC Capital Markets and Barclays Bank PLC, also served as joint lead arrangers and joint bookrunners for the facilities. JPMorgan Chase Bank, N.A. continues to serve as the administrative agent for the Company’s facility; Mizuho Bank, Ltd. continues to serve as the administrative agent for Houston Electric’s facility; Wells Fargo Bank, National Association continues to serve as the administrative agent for CERC’s facility; and Wells Fargo Bank, National Association serves as the administrative agent for SIGECO’s facility. Affiliates of the lenders in the previous facilities, the replacement facilities and the new facility have performed depository and other banking, investment banking, trust, investment management and advisory services for the Company and its affiliates, including Houston Electric, CERC and SIGECO from time to time for which they have received customary fees and expenses and may, from time to time, engage in transactions with and perform services for the Company and its affiliates in the ordinary course of their business.
The credit agreements described above are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this report and are incorporated by reference herein. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the credit agreements.

Item 8.01.	Other Events.
In connection with the increase in the aggregate commitments under CERC’s credit facility, the size of CERC’s commercial paper program will increase to permit the issuance of commercial paper notes in an aggregate principal amount not to exceed $1.05 billion at any time outstanding (an increase of $150 million). The size of the Company’s commercial paper program will remain unchanged.
Any commercial paper notes have not been and will not be registered under the Securities Act of 1933, as amended, and may not be offered or sold absent registration or an applicable exemption from such registration requirements. The information contained in this Current Report on Form
8-K
shall not constitute an offer to sell or the solicitation of an offer to buy notes under any of the Company’s or CERC’s commercial paper programs.

Item 9.01.	Financial Statements and Exhibits.
The exhibits listed below are filed herewith. The agreements included as exhibits are included only to provide information to investors regarding their terms. The agreements listed below may contain representations, warranties and other provisions that were made, among other things, to provide the parties thereto with specified rights and obligations and to allocate risk among them, and such agreements should not be relied upon as constituting or providing any factual disclosures about us, any other persons, any state of affairs or other matters.

(d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1*	$2,400,000,000 Amended and Restated Credit Agreement dated as of December 6, 2022 among CenterPoint Energy, Inc., as Borrower, JPMorgan Chase Bank, N.A., as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

10.2*	$300,000,000 Credit Agreement dated as of December 6, 2022 among CenterPoint Energy Houston Electric, LLC, as Borrower, Mizuho Bank, Ltd., as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

10.3*	$1,050,000,000 Credit Agreement dated as of December 6, 2022 among CenterPoint Energy Resources Corp., as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

10.4*	$250,000,000 Credit Agreement dated as of December 6, 2022 among Southern Indiana Gas and Electric Company, as Borrower, Wells Fargo Bank, National Association, as Administrative Agent, the financial institutions as bank parties thereto and the other parties thereto.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

*	Schedules and similar attachments have been omitted pursuant to the instructions to Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: December 7, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: December 7, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: December 7, 2022	By:	/s/ Kara Gostenhofer Ryan
Kara Gostenhofer Ryan
Vice President and Chief Accounting Officer